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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             EXECUSTAY CORPORATION
             (Exact name of registrant as specified in its charter)

                 MARYLAND                                                           52-2042280
          (State of incorporation                                                (I.R.S. Employer
             or organization)                                                   Identification No.)


          7595 RICKENBACKER DRIVE
          GAITHERSBURG, MARYLAND                                                       20879
 (Address of principal executive offices)                                           (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check
the following box.   [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.   [ ]


Securities to be registered pursuant to Section 12(b) of the Act:

                                 Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.01 par value
(Title of class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the common stock, $.01 par value (the "Common Stock"), of ExecuStay Corporation (the "Company") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting as part of the Registration Statement on Form S-1 (File No. 333-30049) filed by the Company with the Securities and Exchange Commission on June 25, 1997 (the "Registration Statement"), including any amendments thereto, which description is incorporated herein by reference.


ITEM 2.  EXHIBITS

1        Articles of Incorporation (incorporated by reference to Exhibit No.
         3.1 to the Company's Registration Statement on Form S-1 (Registration No. 333-30049)).

2        Amendment to the Articles of Incorporation, as filed on August 1, 1997.

3        Bylaws (incorporated by reference to Exhibit No. 3.2 of Amendment No.
         1 to the Company's Registration Statement on Form S-1 (Registration No. 333-30049)).

4 Form of Certificate for Common Stock (incorporated by reference to Exhibit No. 4.1 of Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration No. 333-30049)).





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SIGNATURE

                 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          EXECUSTAY CORPORATION

Date:   August 5, 1997



                                          By /s/ Gary R. Abrahams
                                             ------------------------------
                                             Gary R. Abrahams
                                             Chief Executive Officer





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                                 EXHIBIT INDEX


EXHIBIT  DESCRIPTION OF EXHIBIT



1        Articles of Incorporation (incorporated by reference to Exhibit No.
         3.1 to the Company's Registration Statement on Form S-1 (Registration No. 333-30049)).

2        Amendment to the Articles of Incorporation, as filed on August 1, 1997.

3        Bylaws (incorporated by reference to Exhibit No. 3.2 of Amendment No.
         1 to the Company's Registration Statement on Form S-1 (Registration No. 333-30049)).

4 Form of Certificate for Common Stock (incorporated by reference to Exhibit No. 4.1 of Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration No. 333-30049)).





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